Exhibit (a)(1)(ii)

Letter of Transmittal

Canadian Solar Inc.
Offer to Increase Conversion Rate
For the Conversion of

Canadian Solar Inc.’s
6.0% Convertible Senior Notes due 2017
(CUSIP Nos. 136635 AA 7 and 136635 AB 5)
into Canadian Solar Inc.’s Common Shares

This Conversion Offer will expire at 5:00 p.m., New York City time, on Tuesday, June 24, 2008, unless extended or earlier terminated by Canadian Solar Inc. (such date, as the same may be extended or earlier terminated, the “Expiration Date”). Holders of Convertible Senior Notes (as defined below) must surrender their Convertible Senior Notes for conversion on or prior to the Expiration Date to receive the increased conversion rate.

Pursuant to the Conversion Offer Memorandum dated May 27, 2008

The Conversion Agent for the Conversion Offer is:
The Bank of New York

By Regular, Registered or Certified Mail; Hand or Overnight Delivery:	By Facsimile (for Eligible Institutions only):	For Information, call:
101 Barclay Street, Floor 4 East New York, New York 10286 Attention: Global Corporate Trust (Canadian Solar Inc. 6.0% Convertible Senior Notes due 2017)	(212) 815-5802 or (212) 815-5803 Attention: Global Corporate Trust (Canadian Solar Inc. 6.0% Convertible Senior Notes due 2017)	(212) 815-8394

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

HOLDERS THAT WISH TO BE ELIGIBLE TO RECEIVE THE INCREASED CONVERSION RATE PURSUANT TO THE CONVERSION OFFER (AS DEFINED BELOW) MUST VALIDLY SURRENDER (AND NOT WITHDRAW) THEIR CONVERTIBLE SENIOR NOTES TO THE CONVERSION AGENT PRIOR TO 5:00 p.m., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Holders are urged to read and review carefully in full the Conversion Offer Memorandum of Canadian Solar Inc., a Canadian corporation (the “Company”), dated May 27, 2008 (as the same may be amended or supplemented from time to time, the “Conversion Offer Memorandum”) and this Letter of Transmittal (together with the Conversion Offer Memorandum, the “Conversion Offer”).

This Letter of Transmittal (the “Letter of Transmittal”) is to be used by registered holders (“Holders”) of the Company’s 6.0% Convertible Senior Notes due 2017 (the “Convertible Senior Notes”), if: (1) certificates representing Convertible Senior Notes are to be physically delivered to the Conversion Agent herewith by such Holders; or (2) a surrender of Convertible Senior Notes for conversion is to be made by book-entry transfer to the Conversion Agent’s account at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Conversion Offer Memorandum under the caption “The Conversion Offer — Procedures for Surrendering Notes for Conversion — Book- Entry Delivery Procedures” by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of the Convertible Senior Notes.

Alternatively, DTC participants may, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Conversion Agent, electronically accept the Conversion Offer and surrender the Convertible Senior Notes for conversion through DTC’s Automated Tender Offer Program (“ATOP”) as set forth under “The Conversion Offer — Procedures for Surrendering Notes for Conversion” in the Conversion Offer Memorandum. Holders surrendering their Convertible Senior Notes for conversion by book-entry transfer to the Conversion Agent’s account at DTC can execute the surrender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Conversion Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Conversion Agent’s account at DTC. DTC will then send an Agent’s Message to the Conversion Agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Conversion Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

THE CONVERSION OFFER IS NOT BEING MADE TO (NOR WILL ANY SURRENDER OF CONVERTIBLE SENIOR NOTES FOR CONVERSION BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE CONVERSION OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

Your broker, dealer, commercial bank, trust company or other nominee can assist you in completing this form. All of the applicable instructions included with this Letter of Transmittal must be followed. Any requests for assistance in connection with the Conversion Offer or for additional copies of the Conversion Offer may be directed to the Information Agent. Any additional questions regarding the Conversion Offer should be directed to Piper Jaffray & Co., our Financial Advisor with respect to the Conversion Offer (the “Financial Advisor”). Contact information for the Information Agent and the Financial Advisor is set forth at the end of this Letter of Transmittal.

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METHOD OF DELIVERY

☐	Check here if certificates for Convertible Senior Notes surrendered for conversion are enclosed herewith.

☐	Check here if Convertible Senior Notes surrendered for conversion are being delivered by Book-Entry Transfer made to the account maintained by the Conversion Agent with DTC and complete the following:

Name of Surrendering Institution

Account Number

Transaction Code Number

List below the aggregate principal amount of Convertible Senior Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list certificate numbers and share amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal.

DESCRIPTION OF CONVERTIBLE SENIOR NOTES
		Aggregate Principal	Principal Amount of
		Amount of	Convertible Senior
Name(s) and Address(es) of Holder(s)	Certificate	Convertible Senior	Notes Surrendered
(Please fill in, if your certificate is blank)	Numbers*	Notes Represented**	for Conversion

		Total	Total

* Need not be completed by Holders surrendering by book-entry transfer (see below).
** Unless otherwise indicated in the column labeled “Principal Amount of Convertible Senior Notes Surrendered for Conversion” and subject to the terms and conditions of the Conversion Offer Memorandum, a Holder will be deemed to have surrendered the entire aggregate principal amount of Convertible Senior Notes represented by the certificates of Convertible Senior Notes indicated in the column labeled “Aggregate Principal Amount of Convertible Senior Notes Represented.” See Instruction 3.

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NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of the Conversion Offer Memorandum and this Letter of Transmittal and instructions hereto, which together constitute the Company’s offer (the “Conversion Offer”) to increase the conversion rate upon the conversion of any and all of its 6.0% Convertible Senior Notes due 2017 (the “Convertible Senior Notes”) into shares of the Company’s common shares (the “Common Shares”), upon the terms and subject to the conditions set forth in the Conversion Offer, from Holders thereof, as described in the Conversion Offer.

The Convertible Senior Notes are currently convertible at a conversion rate of 50.6073 Common Shares per US$1,000 principal amount of notes, subject to adjustment, which is equivalent to a conversion price of approximately US$19.76 per share. Holders who surrender their notes for conversion on or before 5:00 p.m., New York City time, on June 24, 2008 will receive Common Shares based on a conversion rate, subject to adjustment, equal to the sum of (a) 50.6073 and (b) the quotient (rounded to four decimal places) obtained by dividing (i) $117.00 by (ii) the arithmetic average of the daily volume-weighted average price (as described in the Conversion Offer Memorandum) of the Company’s common shares for the ten trading days from and including June 3, 2008 to and including June 16, 2008. The actual number of Common Shares you will receive if you convert your notes in the Conversion Offer will be fixed after 5:00 p.m., New York City time, on June 16, 2008, and announced prior to the opening of trading on June 17, 2008. Holders surrendering their notes for conversion after 5:00 p.m., New York City time, on June 24, 2008 will not be eligible to participate in the Conversion Offer.

Upon the terms and subject to the conditions of the Conversion Offer, the undersigned hereby surrenders for conversion pursuant to the Conversion Offer the aggregate principal amount of Convertible Senior Notes that are being surrendered hereby, subject to the acceptance of the Convertible Senior Notes for conversion and increase to the conversion rate. The undersigned hereby irrevocably constitutes and appoints the Conversion Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Conversion Agent also acts as the agent of the Company) with respect to such Convertible Senior Notes, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) present such Convertible Senior Notes and all evidences of transfer and authenticity to, or effect the conversion of, such Convertible Senior Notes on the account books maintained by DTC to, or upon the order of, the Company, (2) present such Convertible Senior Notes for conversion on the books of the Company, and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Convertible Senior Notes.

The undersigned understands that surrenders of Convertible Senior Notes for conversion pursuant to any of the procedures described in the Conversion Offer Memorandum and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Conversion Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender for conversion the aggregate amount of Convertible Senior Notes surrendered hereby, and that when such Convertible Senior Notes are accepted for conversion and converted at the increased conversion rate by the Company, such Convertible Senior Notes may be duly cancelled and will be free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Conversion Agent or by the Company to be necessary or desirable to complete the conversion of the Convertible Senior Notes surrendered hereby.

For purposes of the Conversion Offer, the undersigned understands that the Company will be deemed to have accepted for conversion validly surrendered Convertible Senior Notes (or defectively surrendered Convertible Senior Notes with respect to which the Company has waived such defect) if, as and when the Company gives proper notice thereof to the Conversion Agent.

The undersigned understands that, notwithstanding any other provision of the Conversion Offer, the Company’s obligation to accept Convertible Senior Notes for conversion, and to increase the conversion rate, is subject to, and conditioned upon, the satisfaction of or, where applicable, the Company’s waiver of, the general conditions described in the section of the Conversion Offer Memorandum captioned “The Conversion Offer — Conditions to the Conversion Offer.”

Any Convertible Senior Notes not accepted for conversion will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under “Special Delivery Instructions” below. The Company reserves the right, in its sole discretion, to waive any one or more of the conditions to the Conversion Offer at any time as set forth in the Conversion Offer Memorandum under the caption “The Conversion Offer — Conditions to the Conversion Offer.”

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives.

The undersigned understands that any delivery and surrender of any Convertible Senior Notes is not effective, and the risk of loss of the Convertible Senior Notes does not pass to the Conversion Agent, until receipt by the Conversion Agent of this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, or a properly transmitted Agent’s Message together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of surrenders and withdrawals of Convertible Senior Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

Unless otherwise indicated herein under “Special Issuance Instructions,” the undersigned hereby requests that (i) Common Shares issued upon conversion of any Convertible Senior Notes and any principal amount of Convertible Senior Notes not surrendered or not accepted for conversion be issued in the name of the undersigned (and in the case of Convertible Senior Notes surrendered by book-entry transfer be credited to the account at DTC designated above) and (ii) checks for payments to be made in connection with the Conversion Offer, in lieu of fractional shares, be issued to the order of, and delivered to, the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned requests that any certificates representing the Common Shares issued upon conversion of the Convertible Senior Notes, Convertible Senior Notes representing shares not surrendered or not accepted for conversion and checks for payments made in connection with the Conversion Offer, in lieu of fractional shares, be delivered to the undersigned at the address shown above.

In the event that the “Special Issuance Instructions” box or “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that Common Shares issued upon conversion of the Convertible Senior Notes and any Convertible Senior Notes representing shares not properly surrendered or not accepted for conversion be issued in the name(s) of, certificates for such Common Shares and/or Convertible Senior Notes be delivered to, and checks for payments made in connection with the Conversion Offer, in lieu of fractional shares, be issued in the name(s) of, and be delivered to, the person(s) at the address so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” box or “Special Delivery Instructions” box to transfer any Convertible Senior Notes from the names of the registered Holder(s) thereof if the Company does not accept for conversion any of the Convertible Senior Notes so surrendered.

PLEASE SIGN HERE
(To Be Completed By All Surrendering Holders Unless an Agent’s Message Is
Delivered in Connection with a Book-Entry Transfer of Such Convertible Senior Notes)

This Letter of Transmittal must be signed by the registered Holder(s) of Convertible Senior Notes exactly as the name(s) of such Holder(s) appear(s) on certificate(s) for Notes or, if surrendered by a DTC participant, by the surrendering DTC participant exactly as such participant’s name appears on a security position listing as the owner of Convertible Senior Notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 5 below.

X

X
(Signature(s) of Holder(s) or DTC Participants)

Date:  , 2008

Name(s):

(Please Print)

Capacity:

Address:
(Including Zip Code)

Area Code and Telephone No.: ( )

Employer Identification or Social Security Number:

PLEASE COMPLETE FORM W-9 INCLUDED IN THE CONVERSION OFFER OR IRS FORM
W-8BEN, AS APPROPRIATE

SIGNATURE GUARANTEE, IF REQUIRED (See Instructions 1 and 5 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Date:  , 2008

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3, 4, 5 and 7)

To be completed ONLY if certificates for Convertible Senior Notes not surrendered or not accepted for conversion or Common Shares issued upon conversion in the Conversion Offer are to be issued in the name of, or checks for payments to be made in connection with the Conversion Offer in lieu of fractional shares, be issued to the order of, and delivered to, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal, or if Common Shares issued in the Conversion Offer or Convertible Senior Notes surrendered by book-entry transfer that are not accepted for conversion are to be credited to an account maintained at DTC other than the account designated above.

Issue:	☐ Common Shares ☐ Convertible Senior Notes

☐  Payment
(check as applicable)

Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)
(Such person(s) must properly complete the Form W-9 herewith, a Form W-8BEN, a Form W-8ECI or a
Form W-8IMY, as applicable)

☐	Credit Common Shares issued in the Conversion Offer or unconverted Convertible Senior Notes by book-entry to the DTC account set forth below:

(DTC Account Number)

Number of Account Party:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3, 4, 5 and 7)

To be completed ONLY if certificates for Convertible Senior Notes not surrendered or not accepted for conversion, Common Shares issued upon conversion in the Conversion Offer or checks for payments to be made in connection with the Conversion Offer in lieu of fractional shares is to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to such person or persons at an address different from that shown in the box entitled “Description of Convertible Senior Notes” within this Letter of Transmittal.

Deliver:	☐ Common Shares

☐  Convertible Senior Notes

☐  Payment
(check as applicable)

Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)
(Such person(s) must properly complete the Form W-9 herewith, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable)

☐	Credit Common Shares issued in the Conversion Offer or unconverted Convertible Senior Notes by book-entry to the DTC account set forth below:

(DTC Account Number)

Number of Account Party:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Conversion Offer

1. Delivery of this Letter of Transmittal and Certificates for Convertible Senior Notes or Book-Entry Confirmations.  To surrender Convertible Senior Notes for Conversion in the Conversion Offer and receive the increased conversion rate, physical delivery of certificates for such Convertible Senior Notes or a confirmation of any book-entry transfer into the Conversion Agent’s account with DTC of Convertible Senior Notes surrendered electronically, as well as a properly completed and duly executed copy of this Letter of Transmittal or, in the case of book-entry delivery, an Agent’s Message through the ATOP facility at DTC, and any other documents required by this Letter of Transmittal, must be received by the Conversion Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Letter of Transmittal, certificate for Convertible Senior Notes, and all other required documents to the Conversion Agent is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Conversion Agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Conversion Agent. This Letter of Transmittal and the certificates for Convertible Senior Notes should be sent only to the Conversion Agent, not to the Company, the Trustee, the Financial Advisor, the Information Agent or DTC.

2. Withdrawal of Surrendered Convertible Senior Notes.  Convertible Senior Notes surrendered for conversion may be validly withdrawn at any time up until 5:00p.m., New York City time, on the Expiration Date. In addition, surrendered Convertible Senior Notes may be validly withdrawn if the Convertible Senior Notes have not been accepted after the expiration of 40 business days from May 27, 2008. In the event of a termination of the Conversion Offer, the Convertible Senior Notes surrendered for conversion pursuant to the Conversion Offer will be promptly returned to the surrendering Holder.

Holders who wish to exercise their right of withdrawal with respect to the Conversion Offer must give written notice of withdrawal delivered by mail, hand delivery or manually signed facsimile transmission, which notice must be received by the Conversion Agent at its address set forth on the first page of this Letter of Transmittal on or before the Expiration Date or at such other permissible times as are described herein or, in case of book-entry transfer, by a properly transmitted “Request Message” through ATOP. For a withdrawal of Convertible Senior Notes surrendered for conversion to be effective, a notice of withdrawal must specify the name of the person who deposited the Convertible Senior Notes to be withdrawn (the “Depositor”), the name in which the Convertible Senior Notes are registered (or, if surrendered by book-entry transfer, the name and number of the participant in DTC whose name appears on the security position listing as the owner of such Convertible Senior Notes), if different from that of the Depositor, and the amount of Convertible Senior Notes to be withdrawn. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Convertible Senior Notes) to the Conversion Agent, the name of the Holder and the certificate number or numbers relating to such Convertible Senior Notes withdrawn must also be furnished to the Conversion Agent as aforesaid prior to the physical release of the certificates for the withdrawn Convertible Senior Notes (or, in the case of Convertible Senior Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn Convertible Senior Notes). The notice of withdrawal must be signed by the Holder in the same manner as this Letter of Transmittal (including, in any case, any required signature guarantee(s)), or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Convertible Senior Notes into the name of the person withdrawing such Convertible Senior Notes and (y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such Holder. If the Convertible Senior Notes to be withdrawn have been delivered or otherwise identified to the Conversion Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any amounts of Convertible Senior Notes properly withdrawn will be deemed to be not validly surrendered for conversion for purposes of the Conversion Offer.

Withdrawal of Convertible Senior Notes can be accomplished only in accordance with the foregoing procedures.

All questions as to the validity (including time of receipt) of notices of withdrawal will be determined by the Company in the Company’s sole discretion and the Company’s determinations shall be final and binding. None of the Company, the Conversion Agent, the Financial Advisor, the Information Agent, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

3. Partial Surrenders.  If less than the entire amount of Convertible Senior Notes evidenced by a submitted certificate is surrendered, the surrendering Holder must fill in the amount of Convertible Senior Notes surrendered in the last column of the box entitled “Description of Convertible Senior Notes” herein. The entire amount of Convertible Senior Notes delivered to the Conversion Agent will be deemed to have been surrendered, unless otherwise indicated. The amount of Convertible Senior Notes not surrendered for conversion or not accepted for conversion will be sent (or, if surrendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 5), promptly after the Convertible Senior Notes are accepted for conversion.

4. Signatures on this Letter of Transmittal, Proxies and Endorsement; Guarantee of Signatures.  If this Letter of Transmittal is signed by the registered Holder(s) of the Convertible Senior Notes surrendered for conversion hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the Convertible Senior Notes surrendered for conversion hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Convertible Senior Notes surrendered for conversion are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

If this Letter of Transmittal or any certificates or proxies are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

If this Letter of Transmittal is signed by the registered Holder(s) of the Convertible Senior Notes listed and transmitted hereby, no endorsements of certificates or separate proxies are required unless payment is to be made to, or certificates for Convertible Senior Notes not surrendered or not accepted for purchase are to be issued to, a person other than the registered Holder(s). Signatures on such certificates or proxies must be guaranteed as provided below.

If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Convertible Senior Notes listed, the certificates representing such Convertible Senior Notes must be properly endorsed for transfer by the registered Holder or be accompanied by a properly completed proxy from the registered Holder(s) in form satisfactory to the Company.

Signatures on all Letters of Transmittal must be guaranteed by a participant in a recognized Medallion Signature Program unless the Convertible Senior Notes surrendered for conversion thereby are surrendered (1) by a registered Holder of Convertible Senior Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Convertible Senior Notes) who has not completed the box marked “Special Issuance Instructions” or the box marked “Special Delivery Instructions” in this Letter of Transmittal, or (2) for the account of an Eligible Institution. If the Convertible Senior Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Convertible Senior Notes not accepted for conversion or not surrendered for conversion is to be returned to a person other than the registered Holder, then the signatures on the Letters of Transmittal accompanying the surrendered Convertible Senior Notes must be guaranteed by a Medallion Signature Guarantor as described above.

5. Special Issuance and Special Delivery Instructions.  Holders surrendering Convertible Senior Notes for conversion should indicate in the applicable box or boxes the name and address to which Common Shares issued upon conversion of Convertible Senior Notes, Convertible Senior Notes not surrendered for conversion or not accepted for conversion and/or checks for payments made in connection with the Conversion Offer, in lieu of fractional shares, are to be issued or sent, if different from the name and address of the registered Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated and such person must properly complete a Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable. If no instructions are given, Common Shares will be issued and Convertible Senior Notes not surrendered or not accepted for conversion will be returned, to the Holder of the Convertible Senior Notes surrendered. Any Holder surrendering Convertible Senior Notes for conversion by book-entry transfer may request that Common Shares issued upon conversion of Convertible Senior Notes and Convertible Senior Notes not surrendered for conversion or not accepted for conversion be credited to such account at DTC as such Holder may designate under the caption “Special Issuance Instructions.” If no such instructions are given, Common Shares will be issued and any such Convertible Senior Notes not surrendered for conversion or not accepted for conversion will be returned, by crediting the account at DTC designated above.

6. Taxpayer Identification Number and Withholding Taxes.  Each Holder surrendering Convertible Senior Notes for conversion is required to provide the Conversion Agent with the Holder’s correct taxpayer identification number (“TIN”), generally the Holder’s social security or federal employee identification number, on the Form W-9 herein, which is provided under “Important Tax Information” below, or alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box (Part II) on the Form W-9 provided herewith if such Holder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the form may subject the surrendering Holder to 28% U.S. federal backup withholding on the payments, including the increased conversion rate, made to the Holder or other payee with respect to Convertible Senior Notes surrendered pursuant to the Conversion Offer. A Holder shall write “applied for” in the space provided in Part I of the form and complete the attached Certificate of Awaiting Taxpayer Identification Number if the surrendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future.

In such case, the Conversion Agent will withhold 28% of all such payments until a TIN is provided to the Conversion Agent, and if the Conversion Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. A Holder who writes “applied for” in Part I in lieu of furnishing his or her TIN should furnish his or her TIN as soon as it is received. A Holder surrendering Convertible Senior Notes for conversion that is not a U.S. person may qualify as an exempt recipient by submitting to the Conversion Agent a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the Conversion Agent will provide upon request), signed under penalty of perjury, attesting to that Holder’s exempt status.

7. Transfer Taxes.  The Company will pay all transfer taxes applicable to the conversion of Convertible Senior Notes pursuant to the Conversion Offer, except in the case of deliveries of certificates for Convertible Senior Notes not surrendered for conversion or not accepted for conversion that are registered or issued in the name of any person other than the registered Holder of Convertible Senior Notes surrendered thereby.

8. Irregularities.  All questions as to the form of all documents and validity (including time of receipt) and acceptance of Convertible Senior Notes for conversion and withdrawals of Convertible Senior Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent surrenders of Convertible Senior Notes will not be considered valid. The Company reserves the absolute right to reject any or all Convertible Senior Notes surrendered for conversion that are not in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of surrender as to particular Convertible Senior Notes. The Company’s interpretations of the terms and conditions of the Conversion Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with surrenders of Convertible Senior Notes must be cured within such time as the Company determines, unless waived by the Company. Surrenders of Convertible Senior Notes shall not have been deemed to have been made until all defects or irregularities have been waived by the Company or cured. None of the Company, the Conversion Agent, the Financial Advisor, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in surrenders of Convertible Senior Notes, or will incur any liability to Holders for failure to give any such notice.

9. Waiver of Conditions.  The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Conversion Offer in the case of any Convertible Senior Notes surrendered for conversion, in whole or in part, at any time and from time to time.

10. Mutilated, Lost, Stolen or Destroyed Certificates Representing Convertible Senior Notes.  Any Holder whose certificates for representing Convertible Senior Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee at The Bank of New York, 101 Barclay Street, Floor 4 East, New York, New York 10286, Attention: Global Trust Services (Canadian Solar Inc. — 6.0% Convertible Senior Notes due 2017).

11. Requests for Assistance or Additional Copies.  Any requests for assistance in connection with the Conversion Offer or for additional copies of the Conversion Offer may be directed to the Conversion Agent or the Information Agent, respectively. Any additional questions regarding the Conversion Offer should be directed to the Financial Advisor. Contact information for the Conversion Agent, the Information Agent and the Financial Advisor is set forth at the end of this Letter of Transmittal.

IMPORTANT TAX INFORMATION

United States Internal Revenue Service Circular 230 Notice: To ensure compliance with Internal Revenue Service Circular 230, Holders are hereby notified that: (a) any discussion of U.S. federal tax issues contained or referred to in this Letter of Transmittal or any document referred to herein is not intended or written to be used, and cannot be used by Holders for the purpose of avoiding penalties that may be imposed on them under the United States Internal Revenue Code; (b) such discussion is written for use in connection with the promotion or marketing of the transactions or matters addressed herein; and (c) Holders should seek advice based on their particular circumstances from an independent tax advisor.

A Holder whose surrendered Convertible Senior Notes are accepted for conversion is required to provide the Conversion Agent with such Holder’s correct TIN on the Form W-9 provided herewith or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Conversion Agent is not provided with the correct TIN or an adequate basis for exemption, payment, including the increased conversion rate, made to such Holder with respect to Convertible Senior Notes converted pursuant to the Conversion Offer may be subject to backup withholding and the Holder may be subject to a $50 penalty, as well as various other penalties, imposed by the Internal Revenue Service.

Certain Holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders that are U.S. persons should indicate their exempt status on the Form W-9 provided herewith. A foreign person may qualify as an exempt recipient, by submitting to the Conversion Agent a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a Form W-9), signed under penalties of perjury, attesting to that Holder’s exempt status. A Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable can be obtained from the Conversion Agent. See the “Form W-9 — Request For Taxpayer Identification Number and Certification” provided herewith for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Conversion Agent is required to withhold 28% of any payments, including the increased conversion rate paid to the Holder or other payee. Backup withholding is not an additional federal income tax. If the required information is furnished to the Internal Revenue Service in a timely manner, the federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld, and, if withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Form W-9 and IRS Form W-8BEN

To prevent backup withholding on any payments, including any increased conversion rate, made with respect to Convertible Senior Notes converted pursuant to the Conversion Offer, the Holder is required to provide the Conversion Agent with (i) the Holder’s correct TIN by completing the Form W-9 provided herewith, certifying (x) that the TIN provided on the Form W-9 herewith is correct (or that such Holder is awaiting a TIN), (y) that (A) the Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding, and (z) that the Holder is a U.S. person (including a U.S. resident alien), or (ii) if applicable, an adequate basis for exemption.

What Number to Give the Conversion Agent

The Holder is required to give the Conversion Agent the TIN (e.g., social security number or employer identification number) of the registered Holder. If Convertible Senior Notes are held in more than one name or are not held in the name of the actual owner, consult the “Form W-9 — Request For Taxpayer Identification Number and Certification” provided herewith for additional guidance on which number to report.

The Conversion Agent for the Conversion Offer is:

THE BANK OF NEW YORK

By Regular, Registered or Certified Mail;
Hand or Overnight Delivery:
101 Barclay Street, Floor 4 East
New York, New York 10286

Attention: Global Corporate Trust (Canadian Solar Inc. — 6.0% Convertible Senior Notes due 2017)

By Facsimile (for Eligible Institutions only):
(212) 815-5802 or (212) 815-5803

Attention: Global Corporate Trust (Canadian Solar Inc. — 6.0% Convertible Senior Notes due 2017)

For Information, call:

(212) 815-8394

Any questions or requests for assistance or additional copies of the Conversion Offer Memorandum or the Letter of Transmittal may be directed to the Information Agent at the telephone numbers and address listed below. A Holder may also contact the Financial Advisor at the telephone numbers and address listed below or such Holder’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Conversion Offer Memorandum.

The Information Agent for the Conversion Offer is:

Georgeson Inc.

199 Water Street, 26th Floor
New York, New York 10038

Banks and Brokers, Call Collect:
(212) 440-9800
All Others Call Toll Free:
(800) 223-2064

The Financial Advisor for the Conversion Offer is:

Piper Jaffray & Co.

345 California Street, Suite 2400
San Francisco, California 94104
Attention: Iain Franks
(877) 371-5212 (toll free)